SUMMARY PROSPECTUS

Lord Abbett Sustainable Municipal Bond Fund

FEBRUARY 1, 2023

CLASS/TICKER
CLASS A	LASMX	CLASS F	LSMFX	CLASS I	LISMX
CLASS C	LCSBX	CLASS F3	LSMOX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated February 1, 2023, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 152 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, and I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

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Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I
Management Fees	0.32%	0.32%	0.32%	0.32%	0.32%
Distribution and Service (12b-1) Fees	0.20%	1.00%(4)	0.10%	None	None
Other Expenses	1.64%	1.64%	1.64%	1.60%	1.64%
Total Annual Fund Operating Expenses	2.16%	2.96%	2.06%	1.92%	1.96%
Fee Waiver and/or Expense Reimbursement(5)	(1.53)%	(1.53)%	(1.53)%	(1.53)%	(1.53)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	0.63%	1.43%	0.53%	0.39%	0.43%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the 18-month anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)

For the period from February 1, 2023 through January 31, 2024, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any applicable 12b-1 fees, acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 0.39% for Class F3 and to an annual rate of 0.43% for each other class. This agreement may be terminated only by the Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$288	$741	$1,221	$2,544	$288	$741	$1,221	$2,544
Class C Shares	$246	$771	$1,423	$2,981	$146	$771	$1,423	$2,981
Class F Shares	$54	$497	$967	$2,267	$54	$497	$967	$2,267
Class F3 Shares	$40	$454	$894	$2,119	$40	$454	$894	$2,119
Class I Shares	$44	$466	$915	$2,161	$44	$466	$915	$2,161

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the period from January 5, 2022 (commencement of operations) to September 30, 2022, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to invest in municipal securities that the Fund’s portfolio management team believes support sustainable initiatives, as described below. Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest exempt from federal income tax. In addition, under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments that Lord Abbett believes support initiatives that provide social or environmental benefits (sustainable initiatives).

Under normal conditions, the Fund invests in investment grade municipal bonds, which are bonds that are rated BBB/Baa or higher (at the time of purchase), or an equivalent short-term rating, as applicable, by an independent rating agency or are unrated but deemed by Lord Abbett to be of comparable quality. The Fund may invest up to 20% of its net assets in lower rated municipal bonds (commonly referred to as “below investment grade,” “high yield,” or “junk” bonds), which are bonds that are rated BB+/Ba1 or lower (at the time of purchase), or an equivalent short-term rating, as applicable, by an independent rating agency or are unrated but deemed by Lord Abbett to be of comparable quality.

Lord Abbett applies a proprietary sustainability framework to its fundamental and quantitative research-based investment strategy to identify securities that, in its view, support initiatives that provide social or environmental benefits (sustainable initiatives). The Fund seeks to invest in municipal securities whose use of proceeds the Fund’s portfolio management team believes at the time of purchase have, or in the future is likely to have, a positive social or environmental impact. In evaluating a potential investment to determine if it has a positive social or environmental impact, Lord Abbett will initially consider the alignment of the security’s intended use of

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proceeds with the United Nations Sustainable Development Goals (“UN SDGs”). In certain instances, Lord Abbett may also consider the principles or standards set forth by the International Capital Market Association (“ICMA”). The guidelines provided by the UN SDGs and ICMA may change over time and Lord Abbett may deem other international committees or similar organizations relevant to its determination in the future. A potential investment may have a variety of intended uses of proceeds; not all intended uses of proceeds are required to have a positive social or environmental impact to be eligible for the Fund’s portfolio. When considering the potential impact of a proposed investment, Lord Abbett will also consider the environmental, social and governance (“ESG”) matters that it believes are most material to the issuer based on the sector in which it operates, with a focus on environmental or social purposes following an initial general ESG screen as part of its proprietary sustainability framework. Lord Abbett applies its sustainability framework to all potential Fund investments. The factors Lord Abbett considers will depend on the data available, will differ from sector to sector and may change over time. In its evaluation of these factors, Lord Abbett may use its internally-developed research, third party research and data providers, and information made available by the issuer. The Fund generally will not invest in municipal securities of any issuer determined by Lord Abbett to be involved in settlements with manufacturers of tobacco products or operators of gambling casinos.

The Fund may invest in all types of municipal bonds, including revenue bonds, municipal leases, floating or adjustable rate bonds, variable rate demand notes, and general obligation bonds. The Fund may invest in both insured and uninsured municipal bonds. The Fund also may invest in zero coupon, deferred interest, pay-in-kind, and capital appreciation bonds.

The Fund may invest up to 20% of its net assets in municipal bonds that pay interest that is subject to the federal alternative minimum tax (‘‘AMT’’), including private activity bonds (commonly referred to as ‘‘AMT paper’’). The Fund is permitted to invest up to 20% of its net assets in fixed income securities that pay interest that is subject to regular federal income tax. There is a risk that a bond issued as tax-exempt may be reclassified by the Internal Revenue Service (‘‘IRS’’) as taxable. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to tax-exempt securities and securities issued by the U.S. Government or its agencies or instrumentalities. Certain types of municipal securities (including general obligation, general appropriation, municipal leases, special assessment, and special tax bonds) are not considered a part of any ‘‘industry’’ for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. The Fund may invest without limitation in securities of issuers located in a single state, territory, municipality, or region.

The Fund may invest up to 20% of its net assets in inverse floaters (also known as ‘‘residual interest bonds’’), which are a type of derivative investment that provides leveraged exposure to underlying municipal bonds whose interest payments vary inversely with changes in short-term tax-exempt interest rates. The Fund also may

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invest in other types of derivatives, such as futures, for non-hedging, hedging, or duration management purposes.

The Fund may invest in individual securities of any maturity or duration. Normally, the Fund seeks to maintain a dollar-weighted average maturity of between five and twelve years. The Fund may invest in money market securities and their equivalents, typically for cash management purposes.

The Fund’s portfolio management team focuses on credit risk analysis, tax-exempt income yield, total return potential, interest rate risk, and call protection in managing its portfolio.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• New Fund Risk: The Fund was recently organized. There can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base.

• Sustainability Risk: Because sustainability is only one of the many factors Lord Abbett will consider in making an investment, there is no guarantee that Lord Abbett will successfully implement and make investments in issuers that create a positive environmental, social or governance impact while achieving the desired financial returns. Considering sustainability factors when evaluating an investment may result in the selection or exclusion of certain investments based on Lord Abbett’s view of these factors and carries the risk that the Fund may underperform funds that do not take sustainability-related factors into account. Sustainability factors may affect the Fund’s exposure to certain issuers, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying sustainability investing goals to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by Lord Abbett or a third party or any judgment exercised by Lord

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Abbett or a third party will reflect the beliefs or values of any particular investor. In evaluating an issuer, Lord Abbett is often dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause Lord Abbett to incorrectly assess an issuer’s sustainability practices or related risks and opportunities. To the extent that Lord Abbett engages with issuers on ESG-related practices and potential enhancements thereto, such engagements may not achieve the desired financial and social results, or the market or society may not view any such changes as desirable. In addition, issuers may not be willing or able to engage on ESG-related practices. Sustainability-related practices differ by region, industry and issue and are evolving accordingly, and an issuer’s sustainability-related practices or Lord Abbett’s assessment of such practices may change over time.

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds), or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. Nongovernmental users of

SUMMARY – Sustainable Municipal Bond Fund

facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities.

• Below Investment Grade Municipal Bond Risk: Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but have greater price fluctuations and a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid due to such factors as specific municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such bonds more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Call Risk: A substantial portion of bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. Issuers may call outstanding bonds when there is a decline in interest rates, when credit spreads change, or when the issuer’s credit quality improves. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may not recoup the full amount of its initial investment and may have to reinvest the prepayment proceeds in lower yielding securities, securities with greater credit risks, or other less attractive securities.

• Credit Risk: Municipal bonds are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. Credit risk varies based upon the economic and fiscal conditions of each issuer and the municipalities, agencies, instrumentalities, and other issuers within the state, territory, or possession. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the private user of the facility.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio

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management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• Inverse Floater Risk: The Fund’s use of inverse floaters may reduce the Fund’s returns and/or increase the Fund’s volatility. Inverse floaters typically are more volatile than fixed rate municipal bonds. Distributions on inverse floaters are inversely related to short-term municipal bond interest rates. Therefore, distributions paid to the Fund on its inverse floaters will fall when short-term municipal interest rates rise and will rise when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. Holders of inverse floaters bear the risk of the fluctuation in value of the issuing trust’s underlying municipal bonds because holders of the floaters have the right to tender their notes back to the trust for payment at par plus accrued interest. This creates effective leverage because the Fund’s net cash investment is significantly less than the value of the underlying bonds. The leverage ratio increases as the value of the inverse floaters becomes a greater proportion of the value of the municipal bonds deposited into the trust.

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• Extension Risk: Rising interest rates may cause an issuer to pay off or retire a debt security later than expected, extending the duration of a bond, making it more sensitive to changes in interest rates. This typically will reduce the bond’s value, and cause the Fund to be unable to reinvest in higher yielding securities unless it is willing to incur a loss by selling its current holding.

• Governmental Risk: Government actions, including U.S. federal government actions and actions by local, state, and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states or territories in which the Fund’s investments are issued.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short- term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s net asset value (“NAV”), especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The United States is currently experiencing a rising interest rate environment, which may increase the Fund's exposure to risks associated with rising interest rates.

• Floating Rate Interest Risk: Changes in short-term market interest rates may affect the yield on the Fund’s investments in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may

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be delayed. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet high debt service requirements.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). On March 5, 2021, the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and the remaining U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• State and Territory Risk: From time to time, the Fund may be more exposed to risks affecting a particular state, territory (such as Puerto Rico), municipality, or region. As a result, adverse economic, political, and regulatory conditions affecting a single state, territory, municipality, or region (and their political subdivisions, agencies, instrumentalities, and public authorities) can disproportionately affect the Fund’s performance.

• Taxability Risk: Although the Fund attempts to purchase only bona fide tax-exempt securities (except for its ability to invest up to 20% of its net assets in municipal bonds that pay interest subject to AMT and fixed income securities that pay interest that is subject to regular federal income tax), there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable (for example, if the bond was issued in a transaction deemed by the IRS to be abusive), creating taxable rather than tax-exempt income. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. These legal uncertainties could affect the municipal bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Additionally, the Fund’s use of derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain

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distributions to you, and/or decrease the amount available for distribution to you as exempt-interest dividends.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

This prospectus does not show performance information for the Fund because the Fund was recently organized and has not completed a full calendar year of performance since it commenced operations on January 5, 2022. Performance for the Fund, which provides some indication of the risks of investing in the Fund, will vary from year to year. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Gregory M. Shuman, Partner and Portfolio Manager	2021
Christopher T. English, Portfolio Manager	2021
Daniel S. Solender, Partner and Director of Tax Free Fixed Income	2021

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

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Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F and F3	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,000 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including Individual Retirement Accounts (“IRAs”).

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its NAV. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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NOTES:

Investment Company Act File Number: 811-03942

	00278369	SMB-7SUM (2/23)